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                                                                    Exhibit 10.3


NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED, AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION TO SUCH REGISTRATION IS THEN AVAILABLE.

No. W-1 Warrant to Subscribe for 2,834.25 Shares of Common Stock


                           STOCK SUBSCRIPTION WARRANT

                 To Subscribe for and Purchase Common Stock of

                                PROSOURCE, INC.


                  ProSource, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, The Martin-Brower Company ("Martin-Brower") or its registered assigns is entitled to subscribe for and purchase from the Company at an exercise price equal to $1,234.89 per share (subject to adjustment as provided in this Warrant, the "Exercise Price"), 2,834.25 duly authorized, validly issued, fully paid and nonassessable shares of the Company's Common Stock (as hereinafter defined) and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and conditions set forth below. The Exercise Price and number of shares of Common Stock (and the amount and kind of other securities) for which this Warrant is exercisable shall be subject to adjustment as provided in Section 3. The rights of the holder of this Warrant to exercise this Warrant shall expire at the end of the Normal Exercise Period provided in Section 1, or, if earlier, upon exercise of this Warrant in full by the holder of this Warrant or upon the consummation of an Exercise Event.

                  This Warrant is subject to the following provisions, terms and conditions:

                  SECTION 1. Exercise of Warrant.

                  1A. Exercise Period.

                  This Warrant may be exercised (a) during the period commencing on April 1, 1997 and ending on March 31, 2000 (the "Normal Exercise Period"),
(b) during an Accelerated Exercise Period (as defined in Section 7) and (c) immediately prior to the consummation of an Exercise Event (as defined below), whichever shall first occur. However, this Warrant shall terminate and cease to be exercisable upon consummation of an Exercise Event. Any exercise of this Warrant by the registered holder may be for the purchase of all or any portion of the shares of Common Stock and Other Securities for which it is then exercisable.
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                  1B. Exercise Procedure.

                  (i) This Warrant shall be deemed to have been exercised by the registered holder when the following actions have been completed and all of the following items have been delivered to the Company (the "Exercise Date"):

                           (a) give a notice of exercise, in substantially the
form of Exhibit A hereto (the "Notice of Exercise"), to the Company;

                           (b) surrender this Warrant at the principal office of
the Company (or such other office or agency as the Company may designate by notice to the holder hereof);

                           (c) at the option of the registered holder hereof,
(i) pay the Exercise Price to the Company by bank wire transfer or by certified or official bank check, in immediately available funds, to an account specified by the Company by notice to the holder of this Warrant not less than three business days prior to the proposed date of purchase; or (ii) if this Warrant and the Subordinated Note due March 31, 2002 (the "Note") of the Company, are both held by a member of the Dalgety Group, the registered holder hereof may, at its option, by written notice accompanying the Notice of Exercise, apply the Note at its then fair market value (as determined by an independent financial advisor mutually selected by the Company and the registered holder whose determination shall be final and binding on the parties and whose fees and expenses shall be borne equally by the holder and the Company) to the payment of the Exercise Price, in which case the holder shall deliver the Note to the Company with the Notice of Exercise. In lieu of delivering the Exercise Price as set forth in clauses (i) and (ii) of this Section 1B(i)(c), the holder of this Warrant may instruct the Company in writing ("Notice of Conversion") to deliver to the holder (without payment by the holder of any Exercise Price or of any other cash or consideration) that number of shares of Common Stock equal to the quotient obtained by dividing: (x) the value of this Warrant at the time the conversion right is exercised (determined by subtracting the aggregate Exercise Price of the shares of Common Stock issuable upon exercise of this Warrant in effect immediately prior to the exercise of the conversion right from the aggregate Current Market Price of the shares of Common Stock issuable upon exercise of this Warrant immediately prior to the exercise of the conversion right) by (y) the Current Market Price of one share of Common Stock immediately prior to the exercise of the conversion right. The Notice of Conversion may be given by completing the appropriate box in the Exercise Notice.

                  If the Exercise Price is paid in accordance with clause (c)
(ii) above and the Exercise Price exceeds the fair market value of the Note (as so determined), the Note shall be cancelled and the holder shall pay the excess in immediately available funds as provided above. If the Exercise Price is less than the fair market value of the Note (as so determined), the principal of and accrued interest on the Note as of the Exercise Date shall be reduced to the respective amounts obtained by multiplying such principal and accrued interest as of the Exercise Date by


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(x) 1.0 minus (y) a fraction, the numerator of which is the Exercise Price and the denominator of which is the fair market value of the Note (as so determined); and

                           (d) exercise and deliver to the Company a
shareholders' agreement in the form of Exhibit B (the "Shareholders Agreement").

                  (ii) The shares of Common Stock and Other Securities issuable upon exercise of this Warrant shall be deemed to be issued to the registered holder hereof as the record owner of such shares and Other Securities as of the close of business on the Exercise Date (in the case of an exercise during the Normal Exercise Period), or upon the effectiveness of such exercise as provided in Section 7B following compliance with this Section 1 (in the case of an exercise during the Accelerated Exercise Period) or immediately prior to the consummation of an Exercise Event, as applicable. The Company shall, within five days after satisfaction of the conditions set forth in clauses (a)-(d) of
Section 1B(i) above, execute and deliver or cause to be executed and delivered, in accordance with Exercise Notice, a certificate or certificates representing the aggregate number of shares of Common Stock and Other Securities, not exceeding the maximum number then issuable upon exercise of this Warrant specified in said notice. The certificate or certificates so delivered shall be in such denominations as may be specified in said notice and shall be issued in the name of such holder or such other name as shall be designated in said notice. Such certificate or certificates shall be deemed to have been issued, and such holder or holders or any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares and Other Securities, as of the date said notice is received by the Company as aforesaid. If this Warrant shall have been exercised only, in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to such holder a new Warrant evidencing the rights of such holder to purchase the remaining shares of Common Stock and Other Securities called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of such holder, appropriate notation may be made on this Warrant and the same returned to such holder.

                  (iii) If an exercise of this Warrant is made in connection with an Exercise Event, such exercise shall be conditioned upon the consummation of such Exercise Event, so that such exercise shall not be deemed to be effective until immediately prior to the consummation of such Exercise Event and, if such Exercise Event is not consummated, such exercise shall be deemed ineffective. The Company shall give the registered holder of this Warrant notice of an Exercise Event not less than thirty (30) days prior to the consummation thereof.

                  (iv) Upon any exercise of this Warrant, the Company may require customary representation and warranties from the holder of this Warrant to assure that the issuance of the shares of Common Stock and Other Securities issuable upon exercise of this Warrant shall not require registration or qualification under the Securities Act or any state securities laws.


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                  (v) The issuance of certificates for shares of Common Stock and Other Securities upon exercise of this Warrant will be made without charge to the holder for any stock transfer or issuance tax in respect thereof or any other costs, expenses or charges incurred by the Company in connection with such exercise and the related issuance of the shares of Common Stock or Other Securities, unless such certificates are issued in the name of any Person other than the holder of this Warrant, in which event the holder shall bear any resulting tax, costs, expenses or charges.

                  SECTION 2. Shares to Be Fully Paid; Reservation of Sharers; Continuous Obligation. All shares of Common Stock and Other Securities which may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable. Until expiration or cancellation of this Warrant, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the rights evidenced by this Warrant a sufficient number of shares of its Common Stock and Other Securities to provide for the exercise of this Warrant.

                  The Company will, at the time of any exercise of this Warrant, in whole or in part, upon request of the holder hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to such holder in respect of all rights (including, without limitation, any right to registration of the shares of Common Stock and Other Securities issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with this Warrant; provided, however, that the failure of such holder to make any such request shall not affect the continuing obligations of the Company to such holder in respect of such rights.

                  SECTION 3. Adjustment of Exercise Price and Number of Shares. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 3, and the number of shares obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this
Section 3.

                  3A. Dividends, Reclassifications, etc. If, at any time when this Warrant is outstanding, the Company shall (i) pay a dividend or make any other distribution, upon any shares of Common Stock or Other Securities then issuable upon exercise of this Warrant, payable in Common Stock, Options, Convertible Securities or other securities of which the Company is the issuer,
(ii) issue Common Stock, Options, Convertible Securities or other securities of which the Company is the issuer for no consideration, (iii) reclassify, split, combine or change outstanding shares of Common Stock or Other Securities then issuable upon exercise of this Warrant, or (iv) consolidate or merge the Company with or into another corporation, or sell all or substantially all of its assets, on terms such that holders of shares of Common Stock or Other Securities then issuable upon exercise of this Warrant receive Common Stock, Options, Convertible Securities or other securities of which the Person surviving such merger or consolidation, or purchasing such


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assets, is the issuer, the Company shall, in each case, give to the registered holder of this Warrant twenty (20) days' prior written notice thereof, and the registered holder of this Warrant shall be entitled to receive, upon exercise of this Warrant, the kind and amount of securities and other consideration that a holder of the securities issuable upon exercise of this Warrant immediately prior to such event would have received upon such event if this Warrant had been exercised immediately prior to such event plus any shares of Common Stock and Other Securities issuable upon exercise of this Warrant that would have remained outstanding after such event if this Warrant had been exercised immediately prior to such event.

                  3B. Notice of Adjustment. Not later than 30 days after any event described in Section 3A, the Company shall deliver to the registered holder of this Warrant written notice setting forth the number of shares of Common Stock and Other Securities issuable upon exercise of this Warrant, immediately after such event, setting forth in reasonable detail and certifying the calculation of such adjustment; provided that if the registered holder of this Warrant objects to such determination by the Company within ten days of its receipt of such notice and the Company and such holder fail to agree on such determination within five days after good faith negotiations, the Company and such holder shall mutually select an independent financial adviser to make such determination. The determination of such advisor shall be final and binding on the parties, and the fees and expenses of such financial advisor shall be borne equally by the Company and the holder of this Warrant.

                  SECTION 4. Registration. If any shares of Common Stock or Other Securities issuable upon exercise of this Warrant require registration with or approval of any governmental authority under any United States federal or state law, or listing on any domestic securities exchange, before such shares or securities may be issued to the holder of this Warrant upon exercise, the Company will, at its expense, use its best efforts to cause such shares or securities to be duly registered or approved or listed on the relevant domestic securities exchange, as the case may be, and, if shares or securities of the same class as the Common Stock and Other Securities issuable upon exercise of this Warrant are listed on a domestic securities exchange, the Company will use its best efforts to cause the shares or securities of such class to be listed on such exchange. Shares of Common Stock and Other Securities issued upon exercise of this Warrant shall be registered by the Company under the Securities Act or similar statute then in force (and registered or qualified under any applicable state blue sky or securities laws) only if required by Section 7C and subject to the conditions stated in Section 7C.

                  SECTION 5. No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

                  SECTION 6. Transfer; Registration of Transfer.

                  6A. Restrictions on Transfer. The registered holder hereof, by accepting this Warrant, represents, warrants and agrees that this Warrant is being acquired for its own account


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and this Warrant and the shares or securities issued upon exercise of this
Warrant will not be transferred in violation of the securities laws of the United States, any state of the United States or any other applicable jurisdiction. The Company may refuse to register any transfer by the registered holder of this Warrant or of the shares of Common Stock or Other Securities issued upon exercise of this Warrant on its transfer books if such transfer would, in the written opinion of counsel for the Company, violate the securities laws of the United States or any state of the United States or any other applicable jurisdiction, this Section 6 or the Shareholder's Agreement unless such holder provides an opinion of McDermott, Will & Emery or other counsel reasonably acceptable to the Company as to compliance with the foregoing. This Warrant may be transferred in whole or in part and may only be transferred to a member of the Dalgety Group or in a sale to a Qualified Purchaser, following compliance with Section 6B. Any purported transfer in any manner contrary to the terms of this Warrant shall be void. For purposes of this Warrant, the term "transfer" shall mean any sale, exchange, assignment, gift, bequest, pledge, creation of a lien or security interest, encumbrance on the voting rights, or other disposition, whether voluntary or involuntary or by operation of law, affecting title to or possession of this Warrant.

                  6B. Right of First Refusal. If the registered holder of this Warrant desires to transfer this Warrant in whole or in part to a Qualified Purchaser pursuant to a bona fide written offer (an "Offer") to purchase this Warrant for cash, the registered holder shall give Onex and the Company written notice thereof ("Notice"), attaching a copy of such Offer. If a Notice is given, Onex or any member of the Onex Group designated by it or, at Onex's option, the Company, shall then have the option exercisable by notice to the registered holder within 30 days after the date of receipt of the Notice, to purchase this Warrant at the same price and on the same terms as the Offer. If the option is not exercised within such 30-day period, the registered holder shall have the right at any time within 60 days after the expiration of the 30-day option period provided for in this Section 6B, to sell this Warrant to the proposed transferee at the price and on the other terms set forth in the Offer; any transferee shall be bound by the provisions of this Warrant, including, but not limited to, this Section 6B. If this Warrant is not sold to the proposed transferee during such 60-day period, this Warrant may not thereafter be transferred unless the registered holder again complies with this Section 6B. The closing of any purchase and sale of this Warrant pursuant to exercise by the Company, Onex or a member of the Onex Group of a right under this Section 6B shall be held at the principal offices of the Company on a date designated by the purchaser, but in any event not later than 30 days after the date of the Notice. At the closing, the holder shall deliver to the purchaser this Warrant duly endorsed for transfer and free and clear of all claims, liens, encumbrances and security interests and the purchaser shall deliver to the holder the consideration payable upon closing.

                  6C. Warrant Register. The Company shall keep at its principal office a register for registration, transfer and exchange of this Warrant. The Company shall not at any time, except upon dissolution, liquidation or winding-up of the Company, close such register so as to result in preventing or delaying the exercise, exchange or transfer of this Warrant. Upon surrender of this Warrant, the transfer of this Warrant, if permitted by this Section 6, is registrable by the registered


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holder hereof, in person or by his attorney duly authorized in writing on the registry books of the Company, at the principal office of the Company, without payment of any charge, other than a sum sufficient to reimburse the Company for any tax, or other governmental charge incident thereto. Upon any such registration of transfer, a new Warrant for the aggregate number of shares transferred by the holder hereof, will be issued to the transferee in exchange herefor. Prior to due presentment for registration of transfer, the Company may deem and treat the person in whose name this Warrant shall be registered upon the registry books of the Company as the absolute owner of this Warrant for all purposes (notwithstanding any notation of ownership or other writing hereon), and the Company shall not be affected by any notice to the contrary.

                  SECTION 7. Accelerated Exercise; Registration.

                  7A. Proposal to Register. So long as this Warrant is outstanding, on each occasion on which the Company proposes to register shares of Common Stock or Other Securities of the same class as the shares and securities then issuable upon exercise of this Warrant under the Securities Act (including a registration in accordance with Section 7C(i)), the Company will give notice (the "Offering Notice") to the registered holder of this Warrant of its intention to do so. The registered holder of this Warrant shall then have the right to exercise this Warrant during the 10-day period commencing with the delivery of the Offering Notice (the "Accelerated Exercise Period").

                  A Notice of Exercise pursuant to this Section 7A may be accompanied by a request to have shares included in the registration statement contemplated by the Offering Notice under the circumstances contemplated by, and in accordance with, Section 7C(i). A Public Offering Notice (as hereinafter defined) given pursuant to Section 7C(i) while this Warrant is outstanding shall also constitute an Offering Notice for purposes of this Section 7A.

                  7B. Exercise. The registered holder of this Warrant, upon delivery to the Company of a notice of exercise pursuant to Section 7A and compliance with Section 1, shall be deemed to have exercised this Warrant concurrently with the consummation of the Public Offering and only to the extent Holder's Shares are included therein; such exercise shall be effective as of, and shall be conditioned upon the occurrence of, the closing of the Public Offering. If for any reason the closing of the Public Offering does not occur, the holder's exercise of this Warrant shall be void.

                  7C. Registration Rights. (i) If the Company proposes to effect an offering of securities registered under the Securities Act (a "Public Offering") which involves an offering of securities of the same class as any of the shares of Common Stock or Other Securities ("Holder's Shares") then issuable upon exercise of this Warrant or which have been issued upon exercise of this Warrant (and which have not been transferred except to a member of the Dalgety Group following receipt upon exercise), it shall give written notice of its intention to do so (the "Public Offering Notice") to the registered holder of this Warrant or, if this Warrant shall have been exercised, to the registered holder of Holder's Shares who effected such exercise (the


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"Warrantholder"); provided that the Company shall not be required to give a
Public Offering Notice if the registration of securities of the Company being proposed cannot, under then existing law and regulations, be combined (on the registration form proposed to be used) with a registration of sales of Holder's Shares under the Securities Act. If a Public Offering Notice is given, then, on the written request (a "Holder's Request") of the Warrantholder given no later than 30 days after receipt of the Public Offering Notice if the Company is not then a public company subject to the reporting requirements of the Exchange Act (a "Public Company") or 10 days after receipt of the Public Offering Notice if the Company is then a Public Company (which request shall specify the number of Holder's Shares intended to be sold or disposed of by the Warrantholder (such notice may specify that the Warrantholder intends to sell as many Holder's Shares as it has the right to register), and describe the nature of any proposed sale or other disposition thereof (if the offering described in the Public Offering Notice is to be underwritten, the Warrantholder shall be required to make its offering through the same underwriters and to sign a customary underwriting agreement for transactions of this type)), the Company will, at its expense (excluding commissions and expenses payable to underwriters in respect of Holder's Shares and the fees of any counsel or other advisors engaged by the Warrantholder), use its best efforts to cause the registration under the Securities Act of the Holder's Shares stated in the Holder's Request, or, if less, the Pro Rata Number of such Holder's Shares, for disposition in accordance with the intended method of disposition as stated in the Holder's Request. However, the Company may at any time delay, abandon or withdraw any such registration statement without any liability or obligation to the Warrantholder. The Company shall not be required to register Holder's Shares pursuant to this
Section 7C(i) in connection with any proposed registration to be sold through underwriters, if, in the opinion of the managing underwriter, assuming the inclusion of all securities proposed to be sold by the Company, the inclusion of securities to be offered by a holder of the same class and number as such Holder's Shares would materially and adversely affect the distribution of the shares, but only to the extent such inclusion would materially and adversely affect the distribution of the shares. In the case of any registration pursuant to this Section 7C(i) in which securities to be sold by any Person other than the Company are to be sold, the holders of shares of the class being registered shall be entitled to register such number of shares as, in the opinion of the managing underwriter, may reasonably be sold by holders thereof (as distinguished from the Company) without materially and adversely affecting the offering in accordance with their respective Pro Rata Number of such shares. As used in this Section 7C, the term "Pro Rata Number" shall mean the product of
(x) the total number of securities of the class being offered held (or to be held upon an exercise of this Warrant with respect to which the Warrantholder has complied with Section 1) by the Warrantholder or other holder, as the case may be, and requested to be registered and (y) a fraction, the numerator of which is the number of securities of the class being offered by selling security holders which are to be registered and the denominator of which is the number of securities of the same class which are requested to be registered by all holders thereof, including the Warrantholder (as distinguished from the Company).

                  7D Company's Obligations in Registration. (i) If and whenever the Company is obligated by the provisions of this Section 7 to effect the registration of Holder's Shares under


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the Securities Act, the Company, as expeditiously as possible (but subject to any delay resulting from the failure of any Warrantholder participating in the registration to comply with Section 7F below),

                           (a) prepare and file with the Commission a registration statement with respect to such Holder's Shares and use its best efforts to cause such registration statement to become and remain effective during the period required for the distribution of the securities covered by the registration statement; provided, however, that in the event that the Holder's Shares covered by such registration statement are not to be sold to or through underwriters acting for the Company, the Company shall not be required to keep such registration statement effective, or to prepare and file any amendment or supplement thereto, after the expiration of 180 days following the date on which such registration statement becomes effective under the Securities Act or such longer period during which the Commission requires that such registration statement be kept effective with respect to any of the Holder's Shares so registered;

                           (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Holder's Shares covered by such registration statement;

                           (c) furnish to the Warrantholder for whom such Holder's Shares are registered or are to be registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Warrantholder may reasonably request in order to facilitate the disposition of such Holder's Shares;

                           (d) use its best efforts to register or qualify the Holder's Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the other shares covered by the registration statement;

                           (e) if at any time a prospectus relating to the Holder's Shares covered by such registration statement is required to be delivered under the Securities Act and any event occurs as a result of which the prospectus included in such registration statement as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the prospectus to comply with the Securities Act, the Company promptly will prepare and file with


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         the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and shall use its best efforts to cause any amendment of such registration statement containing an amended prospectus to be made effective as soon as possible.

                  7E Payment of Registration Expenses. The costs and expenses of all registrations and qualifications under the Securities Act and the Exchange Act pursuant to Section 7C hereof, and of all other actions which the Company is required to take or effect pursuant to this Section 7 shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audit incident to or required in connection with any such registration) (collectively, "Registration Expenses"); provided, however, that the Company shall not be obligated to pay the fees and disbursements of counsel representing the Warrantholder or the underwriters' discount or commission in respect of such Holder's Shares.

                  7F Information from Warrantholders. Notices and requests delivered by the Warrantholder to the Company pursuant to this Section 7 shall contain such information regarding the Holder's Shares and the intended method of disposition thereof as shall reasonably be required in connection with the action to be taken; provided, that notwithstanding any other provision contained herein.

                  7G Company's Indemnification. In the event of any registration under the Securities Act of Holder's Shares pursuant to this Section 7, the Company hereby agrees to indemnify and hold harmless the Warrantholder disposing of such Holder's Shares and each other person, if any, who controls such Warrantholder within the meaning of Section 15 of the Securities Act and each other person (including any underwriter) who participates in the offering of such Holder's Shares, against any loss, claim, damage or liability, joint or several, to which such Warrantholder or controlling person or participating person may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, to the extent that such loss, claim, damage or liability (or proceeding in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Holder's Shares were registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Warrantholder and each such controlling person or participating person for any legal or other expense reasonably incurred by such Warrantholder or such controlling person or participating person in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement made in or an omission or alleged omission in, such registration statement, said


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preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Warrantholder or such controlling or participating person, as the case may be, specifically for use in the preparation thereof or (ii) unless the Warrantholder is selling through underwriters selected by the Company, any claim by a purchaser of such Warrantholder's Holder's Shares who did not receive a final prospectus in a timely basis based on any untrue statement, alleged untrue statement, omission or alleged omission in a preliminary prospectus that was corrected in the final prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  7H Warrantholder's Indemnification. It shall be a condition of the Company's obligation under this Section 7 to effect any registration under the Securities Act that there shall have been delivered to the Company an agreement duly executed by the Warrantholder whereby such Warrantholder agrees to indemnify and hold harmless the Company in respect of such registration statement against any loss, claim, damage or liability, joint or several, to which the Company may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, but only to the extent that such loss, claim, damage or liability (or proceeding in respect thereof) arises out of or is based upon (i) any untrue statement of a material fact contained in any registration statement under which such Holder's Shares were registered under the Securities Act, in any final prospectus contained therein or in any amendment or supplement thereto, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each such case, has been made in or omitted from such registration statement, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Warrantholder specifically for use in the preparation thereof, provided, that such indemnification by the Warrantholder shall be limited to the net proceeds received by the Warrantholder from the sale of his Warrant Shares in such offering or (ii) unless the Warrantholder is selling through underwriters selected by the Company, any claim by a purchaser of such Warrantholder's Holder's Shares who did not receive a final prospectus in a timely basis based on any untrue statement, alleged untrue statement, omission or alleged omission in a preliminary prospectus that was corrected in the final prospectus. This indemnity agreement will be in addition to any liability which any Warrantholder may otherwise have.

                  7I Notification of and Participation in Actions. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. With respect to any loss or liability as to which a party is entitled to indemnification hereunder, the indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if such a proceeding is settled with such consent or if in such a proceeding a final judgment is entered for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any such loss or liability arising out of such settlement or judgment.

                  7J Public Information. At any time when the Warrantholder so entitled desires to make sales of any Holders Shares in reliance on Rule 144 or Rule 144A promulgated under the Securities Act, the Company covenants and agrees that either there will be available adequate current public information with respect to the Company as required by paragraph (c) of said Rule 144 or the Company will use its best efforts to make such information available without delay if such information is not available. Without limiting the foregoing, the Company will timely file with the Commission all reports required to be filed under Sections 13 and 15(d) of the Exchange Act and will promptly furnish to the Warrantholder, upon request a written statement that the Company has complied with all such reporting requirements.

                  SECTION 8. Legend on Stock. It is understood that the Company will cause to be placed upon certificates for shares of Common Stock and Other Securities issued upon the exercise hereof, a legend in substantially the form called for by the Shareholders Agreement.

                  SECTION 9 Preemptive Right. If the Company intends to sell for cash shares of its capital stock, or options, warrants, rights to purchase, or securities convertible into its capital stock (other than (i) to (or pursuant to plans or arrangements for the benefit of) directors, officers or employees of the Company, (ii) pursuant to options or arrangements existing on the date of this Warrant listed on Schedule 1, (iii) in a public offering or (iv) shares of its capital stock issued pursuant to options, warrants, rights to purchase, or securities convertible into its capital stock issued after the date of this Warrant), it shall give notice thereof ("Sale Notice") to the registered holder of this Warrant describing the price and other terms of the sale in reasonable detail. The registered holder of this Warrant shall then have the right, exercisable by notice to the Company within 15 days after the Sale Notice is given, to purchase its Pro Rata Share of the securities referred to in the Sale Notice for the same price per share and on the same terms as are contained in the Sale Notice, simultaneously with and conditioned upon the closing of the sale referred to in the Sale Notice. As used in this Section 9, the term "Pro Rata Share" shall mean the product of (x) the total number of securities referred to in the Sale Notice and (y) a fraction, the numerator of which is the number of shares of Common Stock then issuable upon exercise of this Warrant and the denominator of which is the number of shares of Common Stock then outstanding on a fully-diluted basis (including as outstanding the shares issuable upon exercise of this Warrant).

                  SECTION 10. Rights and Obligations Survive Exercise of Warrant. The rights and obligations of the Company, of the registered holder of this Warrant, and of the holder of shares of Common Stock or Other Securities issued upon exercise of this Warrant, contained in Sections 6 and 7 shall survive the exercise of this Warrant.

                  SECTION 11. Definitions.

                  "Affiliate" shall mean, with respect to a person, any person (other than a subsidiary) that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such given person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities or partnership or other voting interest, by contract or otherwise.

                  "Commission" shall mean the Securities and Exchange Commission or any other Federal Agency then administering the Securities Act.

                  "Common Stock" shall mean and include the Company's authorized Common Stock, $0.01 par value, as constituted on the date hereof, and shall also include any capital stock of any class of the Company thereafter authorized which shall not have priority and shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that, except as provided in Section 4, the shares issuable upon exercise of this Warrant shall include only shares designated as Common Stock of the Company on the date hereof or, in case of an event described in Section 4, the stock or securities provided for in Section 4.

                  "Convertible Securities" shall mean any stock or securities issued by the Company and convertible into or exchangeable for shares of Common Stock or Other Securities.

                  "Current Market Price" per share of Common Stock at any date; the average of the daily market prices over a period of 20 consecutive business days before such date. The market price for each such business day shall be (i) the last reported sale price on such day on the New York Stock Exchange or American Stock Exchange if the Common Stock is then listed or admitted to trading thereon, or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or (ii) if the Common Stock is not then listed or admitted to trading on any such stock exchange, the market price for each such business day shall be the last reported sales price on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices then in use, if so quoted, or (iii) if not quoted in clause (ii), the average of the closing bid and asked prices on such day in the over-the-counter market, as reported through NASDAQ, or, if such prices are not at the time so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company. If and so long as there shall be no exchange or over-the-counter market for the Common Stock during the 20-day period prior to the date on which Current Market Price is to be determined, the Current Market Price shall be determined by an independent financial advisor mutually selected by the Company and the registered holder whose determination shall be final and binding on the parties and whose fees and expenses shall be borne equally by the holder and the Company.

                  "Dalgety Group" shall mean Dalgety plc and its subsidiaries.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Exercise Event" shall mean the occurrence of any one of the following events: (a) the acquisition by any Person other than a member of the Onex Group of capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company's Board of Directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (b) the sale of all or substantially all of assets of the Company and its subsidiaries.

                  "Onex" shall mean Onex Corporation, a corporation organized under the laws of Ontario, Canada.

                  "Onex Group" shall mean Onex and its subsidiaries.

                  "Options" shall mean any options, warrants or other rights issued by the Company to purchase shares of Common Stock, Convertible Securities or Other Securities.

                  "Other Securities" shall mean any securities or assets other than Common Stock issuable upon exercise of this Warrant.

                  "Person" shall mean an individual, corporation, partnership, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

                  "Qualified Purchaser" shall mean any Person not engaged in the food distribution business or the fast food or casual dining restaurant business.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder of the Commission or any other federal agency then administering the Securities Act, all as the same shall be in effect at the time.

                  SECTION 12. Notices. All notices, requests and other communications under this Warrant shall be in writing and shall be considered to have been given when (a) delivered by hand, (b) sent by telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses, telex numbers and telecopier numbers as a party may designate as to itself by notice to the other parties):

                  a.       If to Holder, to:

                           The Martin-Brower Corporation
                           1020 West 31st Street
                           Downers Grove, Illinois 60515-5508
                           Attention: President
                           Phone: (708) 663-4355
                           Facsimile: (708) 663-4237

                           with copies to:

                           Dalgety plc
                           100 George Street
                           London W1H 5RH
                           United Kingdom
                           Attention: Commercial Director
                           Facsimile: 44/71/493-0892

                           and

                           McDermott, Will & Emery
                           227 West Monroe Street
                           Chicago, Illinois 60603-4067
                           Attention: C.E. Hussey II
                           Facsimile: (312) 984-2097

                  (b)      If to the Company, to:

                           ProSource, Inc.
                           550 Biltmore Way, 10th Floor
                           Coral Gables, Florida 33134
                           Attention: President
                           Facsimile: (305) 529-2573

                  with copies to:

                           Onex Corporation
                           161 Bay Street - 49th Floor
                           Toronto, Ontario, Canada M5J 2S1
                           Attention: Gerald W. Schwartz
                           Facsimile: (416) 362-5765

                  and

                           Kaye, Scholer, Fierman, Hays & Handler
                           425 Park Avenue
                           New York, New York 10022
                           Attention: Joel I. Greenberg, Esq.
                           Phone: (212) 836-8201
                           Facsimile: (212) 836-7149

                  (c)      If to Onex Corporation, to:

                           Onex Corporation
                           161 Bay Street - 49th Floor
                           P.O. Box 700
                           Toronto, Ontario, Canada M5J 2S1
                           Attention: Gerald W. Schwartz
                           Facsimile: (416) 362-5765
                  with copies to:

                           Kaye, Scholer, Fierman, Hays & Handler
                           425 Park Avenue
                           New York, New York 10022
                           Attention: Joel I. Greenberg, Esq.
                           Phone: (212) 836-8201
                           Facsimile: (212) 836-7149

                  SECTION 13. Captions and Governing Law. The captions in this Warrant are for convenience of reference only and shall not be given any effect in the construction of this Warrant. This Warrant shall be governed by the internal law of the State of New York, without regard to the conflicts of law principles thereof.

Dated: March 31, 1995                  PROSOURCE, INC



                                       By /s/ D.R. Parker
                                          -------------------------------------
                                          Chairman

                                                                     Schedule 1


                           Shares outstanding, and options or arrangements existing on the date of this Warrant referred to in clause (ii) of Section 9.

SECURITY                                                             SHARES ISSUABLE ON THE
                                                                       DATE OF THIS WARRANT

Shares outstanding                                                            23,271 shares

Convertible debt held by an affiliate of Onex Corporation                      3,164 shares

Convertible debt held by Malone's Products, Inc.                                 250 shares

Shares and convertible debt to be issued at closing                           30,000 shares

Total shares and convertible debt to be outstanding                           56,685 shares

                                   EXHIBIT A

                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]


To PROSOURCE, INC.

                  Subject to and upon the terms and conditions of the Warrant to purchase shares of Common Stock of ProSource, Inc. originally dated March 31, 1995, the undersigned registered holder thereof hereby exercises such Warrant
for       shares and agrees to make payment therefor in the amount of $________.

                  [The undersigned is also the registered holder of the Subordinated Note due March 31, 2002 (the "Note") of ProSource, Inc. and hereby elects to apply the Note to the Exercise Price (as defined in the Warrant) as provided in Section 1B(i)(c) of the Warrant.(1)

                  [Subject to and upon the terms and conditions of the Warrant to purchase shares of Common Stock of ProSource, Inc. originally dated March 31, 1995, the undersigned registered holder thereof hereby exercises such warrant for _____ shares and agrees to make payment therefor by delivery of____ shares to the Company.]

Dated; ________, 19



                                _______________________________
                                (Signature must conform in all
                                respects to name of holder as
                                specified on the face of the
                                Warrant)




________________

(1) This paragraph may be used only if the registered holder of the Warrant is a member of the Dalgety Group and is also the holder of the Note.

                                   EXHIBIT A

                             SHAREHOLDERS AGREEMENT


                  Shareholders Agreement dated as of     , 19   among
ProSource, Inc., a Delaware corporation (the "Corporation"), ____________ [majority stockholder of the Corporation] ("Onex"), and ___________________ ("Holder").

                  Holder has acquired ___ shares of Common Stock [and         ]*
(collectively, and together with any shares of capital stock or securities convertible into shares of capital stock of the Corporation that may from time to time be issued to the Holder with respect to those securities, "Holder's Shares"), in accordance with the Stock Subscription Warrant, originally dated March 31, 1995, to purchase shares of common stock of the Corporation (the "Warrant").

                  The parties, intending to be legally bound hereby, subject to the terms and conditions hereof, agree as follows:

1.                Restrictions on Transfer of Shares

1.1 Holder's Shares shall not be transferred to any Person other than a Qualified Purchaser or in violation of this Agreement, the securities laws of the United States, the laws of any state of the United States or any other jurisdiction. Holder's Shares may be transferred only to a member of the Dalgety Group, pursuant to Section 1.2 or Section 2, or pursuant to Section 7C of the Warrant. The Corporation may refuse to register any transfer of Holder's Shares on its transfer books if such transfer would, in the written opinion of counsel for the Corporation, violate the securities laws of the United States or any state of the United States or any other jurisdiction or this Agreement or any then existing agreement entered into between the registered holder of such Holder's Shares or Holder and the Corporation or a member of the Onex Group (unless such holder provides an opinion of McDermott, Will & Emory or other counsel reasonably acceptable to the Corporation as to compliance with the foregoing), or if such holder fails to furnish to the Corporation, if so requested by the Corporation, an opinion of counsel reasonably acceptable to the Corporation as to compliance with the foregoing. Any purported transfer in any manner contrary to the terms of this Agreement shall be void. For purposes of this Section 1.1 and Section 1.2, the term "transfer" shall mean any sale, exchange, assignment, gift, bequest, pledge, creation of a lien or security interest, or other disposition, whether voluntary or involuntary, affecting title to or possession of, or the grant to any Person of the right to vote or direct the voting of, Holder's Shares.

1.2 If Holder desires to transfer all of its Holder's Shares to a Qualified Purchaser pursuant to a bona fide written offer (an "Offer") to purchase Holder's Shares for cash, Holder shall give Onex and the Corporation written notice thereof ("Notice"), attaching a copy of such Offer. If a Notice is given, Onex or any member of the Onex Group designated by it or, at Onex's


________________

*        Describe other securities, if any, so acquired.

option, the Corporation, shall then have the option exercisable by notice to Holder within 30 days after the date of receipt of the Notice, to purchase Holder's Shares at the same price and on the same terms as the Offer. If the exercise is not exercised within such 30-day period, Holder shall have the right at any time within 60 days after the expiration of the 30-day option period provided for in this Section 1.2, to sell Holder's Shares to the proposed transferee or any other Qualified Purchaser at the price and on the other terms set forth in the Offer; any transferee shall be bound by the provisions of this Warrant, including, but not limited to, this Section 1.2. If Holder's Shares shall remain unsold at the end of such 60-day period, Holder's Shares may not thereafter be transferred unless the registered holder again complies with this
Section 1.2. The closing of any purchase and sale of Holder's Shares pursuant to exercise by the Corporation, Onex or a member of the Onex Group of a right under this Section 1.2 shall be held at the principal offices of the Corporation on a date designated by the purchaser, but in any event not later than 30 days after the date of the Notice. At the closing, the holder shall deliver to the purchaser the certificates representing Holder's Shares duly endorsed for transfer and free and clear of all claims, liens, encumbrances and security interests and the purchaser shall deliver to Holder the consideration payable upon closing.

2.                Sale of Shares by Onex and the Corporation

2.1 If at any time any member of the Onex Group proposes to sell any or all of the ProSource Shares of the same class as any of Holder's Shares to any person or entity (excluding (i) any sale to another member of the Onex Group, (ii) sales effected on a national securities exchange or in the over-the-counter market, and (iii) sales made pursuant to a registration statement under the Securities Act) (a "Disposition"), Onex shall, at least 20 days prior to the Disposition, give notice to Holder describing the terms of the Disposition in reasonable detail (including the price, closing date (if known) and identity of the purchaser) and stating that Holder has the option to sell to the proposed purchaser the same percentage of its holdings of a class of Holder's Shares on the same terms as the members of the Onex Group are selling of ProSource Shares of the same class, simultaneously with and conditioned upon the closing of the Disposition, at the price per unit and on the other terms of the Disposition.

2.2 The option shall be exercised by notice to Onex, given within the time specified in Onex's notice, which shall not be less than 10 days after such notice. If Holder gives notice of its election to sell, it shall be obligated to sell, conditioned upon the closing of the Disposition.

2.3 If at any time the members of the Onex Group propose to sell all, or substantially all, of their ProSource Shares in a Disposition, they may also in the notice pursuant to Section 2.1 require Holder to sell all of its holdings of Holder's Shares, simultaneously with and conditioned upon the closing of the Disposition, at the price per unit and on the other terms of the Disposition, and Holder shall thereupon be obligated to make such disposition.

2.4 In connection with any Disposition, in which Holder's Shares are to be sold by Holder, Onex may require Holder to enter into agreements with the purchaser determined by Onex to be on terms substantially the same (except as may refer to the number of securities being sold) as the selling members of the Onex Group.

3.                Legend

         All certificates representing Holder's Shares held by Holder and Affiliates of Holder shall bear the following legend:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and the transfer of such securities is subject to conditions specified in the Shareholders Agreement dated ______, ______, 19__ between the Corporation, Onex Corporation and the holder hereof and no transfer of such securities shall be valid or effective until such conditions have been fulfilled with respect to such transfer. A copy of such Agreement will be furnished by the Corporation to the holder of this Certificate upon written request and without charge."

4.                Definitions

4.1 The term "Dalgety Group" shall mean Dalgety plc and its subsidiaries.

4.2 The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

4.3 The term "Onex Group" shall mean Onex Corporation and its subsidiaries.

4.4 The term "ProSource Shares" shall mean the shares of capital stock of the Corporation, and, if any, securities convertible into shares of capital stock of the Corporation, and other securities of the Corporation of the same class as Holder's Shares, if any, held by the Onex Group.

4.5 The term "Person" shall mean an individual, corporation, partnership, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

4.6 The Corporation is a "Public Company" if shares of its capital stock are registered under section 12 of, or the Corporation is subject to reporting requirements under Section 15(d) of, the Exchange Act or similar federal statute in force.

4.7 The term "Public Offering" shall mean an offering of shares of capital stock of the Corporation registered under the Securities Act.

4.8 The term "Qualified Purchaser" shall mean any Person not engaged in the food distribution business or the fast food or casual dining restaurant business.

4.9 The term "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder of the Commission or any other federal agency then administering the Securities Act, all as the same shall be in effect at the time.

5.                Termination

                  This Agreement shall terminate (i) if, at any time, the members of the Onex Group cease to hold in the aggregate at least a majority of the outstanding capital stock of the Corporation or (ii) on March 31, 2002, whichever is earlier.

6.                Miscellaneous

6.1               Notices

                  All notices, consents and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when
(a) delivered by hand, (b) sent by telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by Express Mail, federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other parties):

                  (a)      If to the Corporation, to:

                           ProSource, Inc.
                           550 Biltmore Way, 10th Floor
                           Coral Gables, Florida 33134
                           Attention: President
                           Facsimile: (305) 378-7866
                  with copies to:

                           Onex Corporation
                           161 Bay Street - 49th Floor
                           P.O. Box 700
                           Toronto, Ontario, Canada M5J 2S1
                           Attention: Gerald W. Schwartz
                           Facsimile: (416) 362-5765
                  and

                           Kaye, Scholer, Fierman, Hays & Handler
                           425 Park Avenue
                           New York, New York 10022
                           Attention: Joel I. Greenberg, Esq.
                           Phone: (212) 836-8201
                           Facsimile: (212) 836-7149

                  (b)      If to Onex Corporation, to:

                           Onex Corporation
                           161 Bay Street - 49th Floor
                           P.O. Box 700
                           Toronto, Ontario, Canada M5J 2S1
                           Attention: Gerald W. Schwartz
                           Facsimile: (416) 362-5765

                  with copies to:

                           Kaye, Scholer, Fierman, Hays & Handler
                           425 Park Avenue
                           New York, New York 10022
                           Attention: Joel I. Greenberg, Esq.
                           Phone: (212) 836-8201
                           Facsimile: (212) 836-7149

                  (c)      if to Holder, to:

                           [to be designated by Holder when this agreement is executed]


6.2               Assignment

                  No party may assign any rights or delegate any of its duties under this Agreement, but this Agreement shall be binding upon and inure to the benefit of the successors to the business and assets of the Corporation, Onex and Holder.

6.3               No Waiver

                  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

6.4               Exclusive Agreement and Amendment

                  This Agreement supersedes all prior agreements among the parties with respect to its subject matter, is intended as a complete and exclusive statement of the terms of the Agreement among the parties with respect thereto and cannot be changed or terminated orally.

6.5               Governing Law

                  This Agreement and all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of New York, without regard to the conflicts of law principles thereof.

6.6               Captions

                  The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

6.7               Jurisdiction

                  Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding, and waives any objection to venue laid therein. Process in any such action or proceeding may be served anywhere in the world, whether within or without the State of New York.

6.8               Counterparts

                  This Agreement may be executed in counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

6.9               Severability

                  The provisions of this Agreement are intended to be and shall be deemed severable. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

                                            [HOLDER]


                                            By:___________________

                                            [                        ]


                                            By:___________________

                                            PROSOURCE, INC.


                                            By:___________________